Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ]Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

Vanguard Admiral Funds
Vanguard Bond Index Funds
Vanguard CMT Funds
Vanguard California Tax-Free Funds
Vanguard Charlotte Funds
Vanguard Chester Funds
Vanguard Convertible Securities Fund
Vanguard Explorer Fund
Vanguard Fenway Funds
Vanguard Fixed Income Securities Funds
Vanguard Horizon Funds
Vanguard Index Funds
Vanguard Institutional Index Funds
Vanguard International Equity Index Funds
Vanguard Malvern Funds
Vanguard Massachusetts Tax-Exempt Funds
Vanguard Money Market Reserves
Vanguard Montgomery Funds
Vanguard Morgan Growth Fund
Vanguard Municipal Bond Funds
Vanguard New Jersey Tax-Free Funds
Vanguard New York Tax-Free Funds
Vanguard Ohio Tax-Free Funds
Vanguard Pennsylvania Tax-Free Funds
Vanguard Quantitative Funds
Vanguard Scottsdale Funds
Vanguard Specialized Funds
Vanguard STAR Funds

Vanguard Tax-Managed Funds
Vanguard Trustees’ Equity Fund
Vanguard Valley Forge Funds
Vanguard Variable Insurance Funds
Vanguard Wellesley Income Fund
Vanguard Wellington Fund
Vanguard Whitehall Funds
Vanguard Windsor Funds
Vanguard World Funds

(Name of Registrant as Specified in its Declaration of Trust)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party;
(4) Date filed:

The Vanguard Funds

Joint Special Meeting of Shareholders

Important Shareholder Information

Your vote is needed to elect fund trustees and to decide on important proposals

Dear Shareholder:

We recently sent you proxy materials concerning important proposals regarding your fund(s), which will be considered at a Joint Special Meeting of Shareholders on November 15, 2017, at the DoubleTree Paradise Valley-Scottsdale, 5401 N. Scottsdale Rd., Scottsdale, AZ 85250.

This reminder is being sent to you because you held shares in the fund(s) on the record date of August 16, 2017, and we have not received your vote. Your participation is important. You and your fellow shareholders are electing your fund trustees and voting on proposals designed to help your fund(s) operate more efficiently.

Your vote is critical to this process. Please vote promptly so we can avoid the extra cost of soliciting sufficient votes prior to the shareholder meeting, when voting will conclude.

Thank you in advance for your participation!

Read the enclosed materials and vote using one of these four options:

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

RMNDLTR 082017

August 16, 2017

Dear Valued Vanguard Shareholder:

We are writing to you as the authorized voting agent for the proxy ballots for your plan’s Vanguard fund holdings. We recently sent you proxy materials concerning important proposals regarding your Vanguard fund(s), which will be considered at a joint special meeting of shareholders on November 15, 2017, at the DoubleTree Paradise Valley-Scottsdale, 5401 North Scottsdale Road, Scottsdale, Arizona 85250.

This notice is being sent to you because there are additional plan holdings that were not included in the original ballots. The enclosed proxy card(s) represent positions for these additional Vanguard funds held as of record date, August 16, 2017. We ask that you vote these ballots in addition to any that you have already received.

We have enclosed the proxy statement for your reference as you consider the proxy proposals. Please read the enclosed materials and vote using one of these four options:

Vote online: Visit the website noted on the enclosed proxy card(s) or voting instruction form(s)
and follow the instructions.
Vote by mail: Mail your signed proxy card(s) or voting instruction form(s) in the postage-paid envelope.
Vote by phone: Call the toll-free number printed on the enclosed proxy card(s) or voting instruction form(s) and follow the automated instructions. Available 7 days a week, 24 hours a day.
Speak with a Computershare representative: Call 866-963-5746 with any proxy-related questions. Representatives can assist with voting and are available Monday through Friday from 9
a. m. to 11 p.m., Eastern time, and Saturday from noon to 6 p.m., Eastern time.

Thank you for your prompt attention to this matter.

Sincerely,

The Vanguard Funds

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.